SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                             ______________________
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
Date  of  Report:  December  29,  2000                    Commission  File  No.
                   -------------------
000-22347
       --
(Date  of  earliest  event  reported)
                             ASCENT PEDIATRICS, INC.
                             -----------------------
               (Exact name of Registrant as Specified in Charter)


Delaware                                    04-3047405
--------                                    ----------
(State  or  Other  Jurisdiction  of                           (IRS  Employer
Identification  No.)
Incorporation)

187  Ballardvale  Street,  Wilmington,  Massachusetts                 01887
-----------------------------------------------------                 -----
(Address  of  Principal  Executive  Offices)                    (Zip  Code)

           (978)  658-2500
           ---------------
     (Registrant's  telephone  number,  including  area  code)


                    Not  Applicable
                    ---------------
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS.
     On December 29, 2000, Ascent Pediatrics, Inc. ("Ascent") entered into a series of agreements with Alpharma USPD Inc. ("Alpharma USPD"), a wholly-owned subsidiary of Alpharma, Inc. ("Alpharma"), including a Product Purchase Agreement. Pursuant to the terms of the Product Purchase Agreement, Ascent sold its Feverall product line in an asset sale to Alpharma USPD in exchange for the cancellation by Alpharma USPD of $12.0 million of indebtedness owed to Alpharma USPD by Ascent under a note issued pursuant to the Loan Agreement, dated as of February 16, 1999, as amended, by and among Ascent, Alpharma USPD and Alpharma (the "Loan Agreement"). The consideration paid under the Product Purchase Agreement was determined based on the arms-length negotiation between the parties. Under the terms of the Product Purchase Agreement, Ascent has the option to repurchase the Feverall product line at anytime within the next 12 months for $12.0 million.

     On December 29, 2000, Ascent also entered into a Termination Agreement with Alpharma USPD, Alpharma, the Original Lenders (as defined therein) and State Street Bank and Trust Company ("State Street") terminating the strategic alliance that Ascent had entered into with Alpharma USPD in February 1999. Pursuant to the terms of the Termination Agreement, the parties terminated the
(i) Loan Agreement, (ii) Master Agreement, dated as of February 16, 1999, as amended, by and among Ascent, Alpharma USPD and Alpharma, (iii) Guaranty Agreement, dated as of February 16, 1999, as amended, by Alpharma for the benefit of Ascent, (iv) Registration Rights Agreement, dated as of February 16, 1999, as amended, by and between Ascent and Alpharma USPD, (v) Subordination Agreement, dated as of February 16, 1999, as amended, by and among Ascent, Alpharma and the Original Lenders (as defined therein), (vi) covenants and obligations of the parties under the Supplemental Agreement, dated as of July 1, 1999, by and among Ascent, Alpharma USPD, Alpharma, the Original Lenders (as defined therein) and State Street and (vii) Second Supplemental Agreement, dated as of October 15, 1999, by and among Ascent, Alpharma USPD, Alpharma, the Original Lenders (as defined therein) and State Street (collectively, the "Ascent-Alpharma Agreements").
     In addition, under the Termination Agreement, Alpharma USPD agreed that it would not exercise its option to acquire Ascent pursuant to the Depositary
Agreement, dated as of February 16, 1999, as amended, by and among Ascent, Alpharma USPD and State Street, and that Mr. Anderson, president of Alpharma USPD, would resign as a director of Ascent effective as of December 29, 2000. Ascent agreed that upon the consummation of any Change of Control (as defined in the Termination Agreement) of Ascent, Ascent would pay to Alpharma USPD a fee equal to 2% of the aggregate consideration received by Ascent upon such event in excess of $65.0 million.
ITEM  5.   OTHER  EVENTS.
     On December 29, 2000, Ascent entered into a Loan Agreement with FS Ascent Investments LLC, which is comprised in part of funds affiliated with ING Furman Selz Investments ("FS Investments"), and a Fifth Amendment to the Series G Securities Purchase Agreement, dated as of May 13, 1998, as amended (the "Series G Agreement"), by and among, Ascent, FS Investments, funds affiliated with ING Furman Selz Investments, BancBoston Ventures Inc. and Flynn Partners. Pursuant to the Loan Agreement and the Fifth Amendment, Ascent will receive up to $10.25 million in financing from FS Investments. The financing will be in the form of

$6.25 million of 7.5% secured notes ($2.0 million of which was advanced to Ascent on January 2, 2001) and $4.0 million of Series H Preferred Stock. Under the terms of the notes, Ascent will pay interest quarterly and repay the outstanding principal of the notes on December 31, 2001, unless extended to no later than June 30, 2002 by FS Investments, or earlier upon a Change in Control (as defined in the Loan Agreement) of Ascent or certain other conditions. The notes will be secured by Ascent's Primsol product line, including intellectual property rights of Ascent pertaining to Primsol, pursuant to a Security Agreement, dated as of December 29, 2000, by and between Ascent and FS Investments. The $6.25 million to be advanced to Ascent under the Loan Agreement will be obtained by FS Investments from Alpharma USPD under a loan agreement between FS Investments and Alpharma USPD. Under the terms of the Series H Preferred Stock, Ascent will be entitled to, and the holders of the Series H Preferred Stock will be entitled to cause Ascent to redeem the Series H
Preferred Stock for a price equal to the liquidation amount of the Series H Preferred Stock, plus $10.0 million. In connection with the financing, Ascent will issue warrants to FS Investments to purchase up to 10,950,000 depositary shares of Ascent at an exercise price of $.05 per share (of which warrants to purchase 1,950,000 depositary shares were issued on December 29, 2000) and reduce the exercise price of outstanding warrants to purchase a total of 5,600,000 depositary shares issued under the Series G Agreement from $3.00 to $.05 per share.
ITEM  7.   FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (b)     PRO  FORMA  FINANCIAL  INFORMATION.
          The following unaudited pro forma condensed financial statements have been prepared to give effect to the transactions described above in Item 2, are based on the historical results of Ascent Pediatrics, Inc. and reflect the preliminary estimates and assumptions set forth in the notes to the statements provided below, which estimates and assumptions have been made solely for the purposes of developing this pro forma information. The unaudited pro forma condensed financial statements are not necessarily indicative of the results that would have been achieved had these transactions been consummated as of the dates  indicated  or  that  which  may  be  achieved  in  the  future.

     The unaudited pro forma condensed balance sheet and unaudited pro forma condensed statements of operations and the accompanying notes thereto should be read in conjunction with the historical financial statements of Ascent Pediatrics, Inc. and notes thereto.

     The unaudited pro forma condensed balance sheet as of September 30, 2000 gives effect to these transactions as if such transactions had occurred on September 30, 2000.

     The unaudited pro forma condensed statement of operations for the year ended December 31, 1999 gives effect to these transactions as if such transactions had occurred on January 1, 1999.

     The unaudited pro forma condensed statement of operations for the nine months ended September 30, 2000 gives effect to these transactions as if such transactions had occurred on January 1, 2000, as applicable.

                             ASCENT PEDIATRICS, INC.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000



                                                                          PRO FORMA      PRO FORMA
                                                            HISTORICAL     ADJUSTMENTS       TOTAL
                                                           -------------  -------------  -------------
ASSETS
Current assets
     Cash and cash equivalents. . . . . . . . . . . . . .  $    892,149   $    892,149
     Accounts receivable, net . . . . . . . . . . . . . .       536,457       (374,605)          1 (a)       161,852
     Inventory. . . . . . . . . . . . . . . . . . . . . .     1,810,832       (249,172)          1 (a)     1,561,660
     Other current assets . . . . . . . . . . . . . . . .       179,161        179,161
                                                           -------------  -------------
          Total current assets. . . . . . . . . . . . . .     3,418,599       (623,777)     2,794,822

Fixed assets, net . . . . . . . . . . . . . . . . . . . .       508,015        508,015
Debt issue costs, net . . . . . . . . . . . . . . . . . .     1,610,005     (1,077,816)          1 (b)       532,189
Intangibles, net. . . . . . . . . . . . . . . . . . . . .     9,363,159     (9,355,972)          1 (c)         7,187
Other assets. . . . . . . . . . . . . . . . . . . . . . .        45,300         45,300
                                                           -------------  -------------
          Total assets. . . . . . . . . . . . . . . . . .  $ 14,945,078   $(11,057,565)  $  3,887,513
                                                           =============  =============  =============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
     Accounts payable . . . . . . . . . . . . . . . . . .  $  1,255,953   $   (121,835)          1 (d)  $  1,134,118
     Interest payable . . . . . . . . . . . . . . . . . .       917,963        917,963
     Accrued expenses . . . . . . . . . . . . . . . . . .       863,550        863,550
     Deferred revenue . . . . . . . . . . . . . . . . . .       661,967        661,967
     Other current liabilities. . . . . . . . . . . . . .        36,397         36,397
                                                           -------------  -------------
          Total current liabilities . . . . . . . . . . .     3,735,830       (121,835)     3,613,995

Subordinated secured notes. . . . . . . . . . . . . . . .    30,957,926    (12,000,000)          1 (e)    18,957,926
Other liabilities . . . . . . . . . . . . . . . . . . . .        14,080         14,080
                                                           -------------  -------------
          Total liabilities . . . . . . . . . . . . . . .    34,707,836    (12,121,835)    22,586,001

Stockholders' deficit
     Preferred stock, $.01 par value; 5,000,000 shares
          authorized; no shares issued and outstanding at
          September 30, 2000. . . . . . . . . . . . . . .             -              -
     Common stock, $.00004 par value; 60,000,000
          shares authorized; 9,781,814 shares issued and
          outstanding at September 30, 2000 . . . . . . .           390            390
     Additional paid-in capital . . . . . . . . . . . . .    57,837,961     57,837,961
     Accumulated deficit. . . . . . . . . . . . . . . . .   (77,601,109)     1,064,270           1 (f)   (76,536,839)
                                                           -------------  -------------                 -------------
          Total stockholders' deficit . . . . . . . . . .   (19,762,758)     1,064,270    (18,698,488)
                                                           -------------  -------------  -------------
          Total liabilities and stockholders' deficit . .  $ 14,945,078   $(11,057,565)  $  3,887,513
                                                           =============  =============  =============

                             ASCENT PEDIATRICS, INC.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                             Pro forma      Pro forma
                                            Historical     Adjustments       Total
                                           -------------  -------------  -------------
Product revenue, net. . . . . . . . . . .  $  3,039,678     (2,891,370)            (2)  $   148,308
Co-promotional revenue. . . . . . . . . .     4,007,500      4,007,500
                                           -------------  -------------
Total net revenue . . . . . . . . . . . .     7,047,178     (2,891,370)     4,155,808

Costs and expenses
     Costs of product sales . . . . . . .     1,626,339     (1,188,017)            (2)      438,322
     Selling, general and administrative.    15,808,252     (1,177,291)            (2)   14,630,961
     Research and development . . . . . .     3,833,310      3,833,310
                                           -------------  -------------
     Total costs and expenses . . . . . .    21,267,901     (2,365,308)    18,902,593

          Loss from operations. . . . . .   (14,220,723)      (526,062)   (14,746,785)

Interest income . . . . . . . . . . . . .        67,617         67,617
Interest expense. . . . . . . . . . . . .    (1,499,574)       384,780             (3)   (1,114,794)
Other income. . . . . . . . . . . . . . .             -              -
                                           -------------  -------------
          Net loss. . . . . . . . . . . .   (15,652,680)      (141,282)   (15,793,962)

Preferred stock dividend. . . . . . . . .       418,958        418,958
                                           -------------  -------------
          Net loss to common stockholders  $(16,071,638)  $   (141,282)  $(16,212,920)
                                           =============  =============  =============

Results per common share:
    Historical - basic and diluted:
          Net loss. . . . . . . . . . . .  $      (1.91)  $      (1.93)
          Preferred stock dividend. . . .  $      (0.05)  $      (0.05)
                                           -------------  -------------
          Net loss to common stockholders  $      (1.96)  $      (1.98)
                                           =============  =============
Weighted average shares outstanding-
   basic and diluted. . . . . . . . . . .     8,182,085      8,182,085
                                           =============  =============

                             ASCENT PEDIATRICS, INC.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000



                                             Pro forma      Pro forma
                                            Historical     Adjustments       Total
                                           -------------  -------------  -------------
Product revenue, net. . . . . . . . . . .  $  1,994,623     (1,703,397)            (2)  $   291,226
Co-promotional revenue. . . . . . . . . .     1,068,563      1,068,563
                                           -------------  -------------
Total net revenue . . . . . . . . . . . .     3,063,186     (1,703,397)     1,359,789

Costs and expenses
     Costs of product sales . . . . . . .       969,907       (698,710)            (2)      271,197
     Selling, general and administrative.     9,447,419       (573,996)            (2)    8,873,423
     Research and development . . . . . .     1,941,200      1,941,200
                                           -------------  -------------
     Total costs and expenses . . . . . .    12,358,526     (1,272,706)    11,085,820

          Loss from operations. . . . . .    (9,295,340)      (430,691)    (9,726,031)

Interest income . . . . . . . . . . . . .        48,317         48,317
Interest expense. . . . . . . . . . . . .    (2,132,789)       666,581             (3)   (1,466,208)
Other income. . . . . . . . . . . . . . .        41,164         41,164
                                           -------------  -------------
          Net loss. . . . . . . . . . . .   (11,338,648)       235,890    (11,102,758)

Preferred stock dividend. . . . . . . . .             -              -
                                           -------------  -------------
          Net loss to common stockholders  $(11,338,648)  $    235,890   $(11,102,758)
                                           =============  =============  =============

Results per common share:
    Historical - basic and diluted:
          Net loss. . . . . . . . . . . .  $      (1.16)  $      (1.14)
          Preferred stock dividend. . . .  $          -   $          -
                                           -------------  -------------
          Net loss to common stockholders  $      (1.16)  $      (1.14)
                                           =============  =============
Weighted average shares outstanding-
   basic and diluted. . . . . . . . . . .     9,739,256      9,739,256
                                           =============  =============

PRO  FORMA  ADJUSTMENTS  AND  ASSUMPTIONS:

     The pro forma adjustments to the unaudited pro forma condensed balance sheet, assuming these transactions occurred on September 30 ,2000, are as follows:

     1 (a)     Adjustment to write down accounts receivable and inventory to net realizable  value  as  a  result  of  these  transactions.

     1  (b)     Adjustment  to  write  down debt issue costs associated with the
$12.0  million  Alpharma  debt  instrument  as  a  result of these transactions.

     1  (c)     Adjustment  to  reflect  the  sale  of certain intangible assets related  to  the  Feverall  product  line.

     1  (d)     Adjustment  to write down payables related primarily to Feverall product  purchases.

     1  (e)     Adjustment  to  record  the cancellation of the $12.0 million of indebtedness  owed  to  Alpharma  USPD.

     1  (f)     Adjustment  to  record  the  pro  forma  gain  on  the  sale and disposition of the net assets offset by the related write-offs as a result of these transactions.


     The pro forma adjustments to the unaudited pro forma condensed statements of operations, assuming these transactions had occurred on January 1, 1999 and January 1, 2000, are as follows:

(2) Reflects the elimination of revenue, cost of sales, amortization expense related to the intangible assets and advertising and promotion expenses directly related to the Feverall product line.

(3) Reflects the elimination of interest expense related to the $12.0 million Alpharma debt instrument.

     (c)     EXHIBITS.  The  following  exhibits  are  incorporated  herein  by reference:
     2.1          Product  Purchase Agreement, dated as of December 29, 2000, by
and     between  Ascent  Pediatrics,  Inc.  and  Alpharma  USPD  Inc.
     4.1 Certificate of Designation, Voting, Powers, Preferences and Rights of Series H Preferred Stock, as filed with the Secretary of State of
the  State     of  Delaware  on  December  29,  2000.
     4.2          Form of 7.5% Subordinated Note issued to FS Ascent Investments
LLC     (included  in  Exhibit  10.2).
     4.3          Form  of Warrants to purchase Depositary Shares issuable to FS
Ascent     Investments  LLC  under  the  Fifth  Amendment  to  the  Series  G
Securities Purchase Agreement, dated as of May 13, 1998, as amended, by and between Ascent Pediatrics, Inc. and the Purchasers named therein.
     10.1 Termination Agreement, dated as of December 29, 2000, by and among Ascent Pediatrics, Inc., Alpharma USPD Inc., Alpharma, Inc., State Street Bank and Trust Company and the Original Lenders (as defined therein).
     10.2          Loan Agreement, dated as of December 29, 2000, by and between
Ascent     Pediatrics,  Inc.  and  FS  Ascent  Investments  LLC.
     10.3 Fifth Amendment, dated as of December 29, 2000, to the Series G Securities Purchase Agreement, dated as of May 13, 1998, as amended, by and between Ascent Pediatrics, Inc. and the Purchasers named therein.
     10.4          Security  Amendment,  dated  as  of December 29, 2000, by and
between     Ascent  Pediatrics,  Inc.  and  FS  Ascent  Investments  LLC.
     99.1          Press  release  dated  January  2,  2001.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  January  16,  2001               ASCENT  PEDIATRICS,  INC.


By:  /s/  Emmett  Clemente_______________
     ---------------------
     Its:  Chief  Executive  Officer

          INDEX  TO  EXHIBITS
     Exhibit
      No.          Description
     ----          -----------
     2.1          Product  Purchase Agreement, dated as of December 29, 2000, by
and     between  Ascent  Pediatrics,  Inc.  and  Alpharma  USPD  Inc.
     4.1 Certificate of Designation, Voting, Powers, Preferences and Rights of Series H Preferred Stock, as filed with the Secretary of State of
the  State     of  Delaware  on  December  29,  2000.
     4.2          Form of 7.5% Subordinated Note issued to FS Ascent Investments
LLC     (included  in  Exhibit  10.2).
     4.3          Form  of Warrants to purchase Depositary Shares issuable to FS
Ascent     Investments  LLC  under  the  Fifth  Amendment  to  the  Series  G
Securities Purchase Agreement, dated as of May 13, 1998, as amended, by and between Ascent Pediatrics, Inc. and the Purchasers named therein.
     10.1 Termination Agreement, dated as of December 29, 2000, by and among Ascent Pediatrics, Inc., Alpharma USPD Inc., Alpharma, Inc., State Street Bank and Trust Company and the Original Lenders (as defined therein).
     10.2          Loan Agreement, dated as of December 29, 2000, by and between
Ascent     Pediatrics,  Inc.  and  FS  Ascent  Investments  LLC.
     10.3 Fifth Amendment, dated as of December 29, 2000, to the Series G Securities Purchase Agreement, dated as of May 13, 1998, as amended, by and between Ascent Pediatrics, Inc. and the Purchasers named therein.
     10.4          Security  Amendment,  dated  as  of December 29, 2000, by and
between     Ascent  Pediatrics,  Inc.  and  FS  Ascent  Investments  LLC.
     99.1          Press  release  dated  January  2,  2001.